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                                                                    EXHIBIT 25.3



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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

   ________________________________________________________________________

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

48 Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                  (Zip code)


   ________________________________________________________________________


                               NORAM FINANCING I
              (Exact name of obligor as specified in its charter)


Delaware                                                  Applied For
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

1600 Smith Street
11th Floor
Houston, Texas                                            77002
(Address of principal executive offices)                  (Zip code)

                             ______________________

                              Preferred Securities
                      (Title of the indenture securities)

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           THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
                  PURSUANT TO RULE 901(d) OF REGULATION S-T



1.     GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
       TRUSTEE:

       (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

       --------------------------------------------------------------------------------
                  Name                                        Address
       --------------------------------------------------------------------------------
       Superintendent of Banks of the State of      2 Rector Street, New York,
       New York                                     N.Y.  10006, and Albany, N.Y. 12203

       Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                    N.Y.  10045

       Federal Deposit Insurance Corporation        Washington, D.C.  20429

       New York Clearing House Association          New York, New York

       (B)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2.     AFFILIATIONS WITH OBLIGOR.

       IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       None.  (See Note on page 3.)

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.




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                                      NOTE


         Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.








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           THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
                  PURSUANT TO RULE 901(d) OF REGULATION S-T



                                   SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 18th day of January, 1996.


                                                THE BANK OF NEW YORK



                                                By:      /s/STEVEN D. TORGESON
                                                    ---------------------------
                                                    Name:   STEVEN D. TORGESON
                                                    Title:  ASSISTANT TREASURER










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